Edison International Reports Financial Results for the Second Quarter of 2003 - Part II

EDISON INTERNATIONAL
                  SUMMARY OF CONSOLIDATED EARNINGS
    (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE DATA                             QUARTER ENDED JUNE 30,            YEAR TO DATE JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                  2003            2002           2003            2002
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                $ 2,394         $ 2,133        $ 4,217         $ 4,041
NONUTILITY POWER GENERATION                                         716             673          1,399           1,209
FINANCIAL SERVICES AND OTHER                                         23              18             48              63
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                           3,133           2,824          5,664           5,313
-----------------------------------------------------------------------------------------------------------------------
FUEL                                                                293             279            627             536
PURCHASED POWER                                                     722             581          1,174             835
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                  506            (359)           811             314
OTHER OPERATION AND MAINTENANCE                                   1,081             823          1,865           1,538
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                      252             261            541             503
PROPERTY AND OTHER TAXES                                             51              36            102              75
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          2,905           1,621          5,120           3,801
-----------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                    228           1,203            544           1,512
INTEREST AND DIVIDEND INCOME                                         47              62             93             178
EQUITY IN INCOME FROM PARTNERSHIPS AND
     UNCONSOLIDATED SUBSIDIARIES - NET                               60              43            120              94
OTHER NONOPERATING INCOME                                            19               7             53              23
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                      (289)           (316)          (589)           (676)
OTHER NONOPERATING DEDUCTIONS                                       (20)            (23)           (51)            (33)
DIVIDENDS ON PREFERRED SECURITIES                                   (26)            (24)           (51)            (47)
DIVIDENDS ON UTILITY PREFERRED STOCK                                 (4)             (6)            (8)            (11)
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                         15             946            111           1,040
INCOME TAX (BENEFIT)                                                (11)            290             20             306
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INCOME FROM CONTINUING OPERATIONS                                    26             656             91             734
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX              (2)              9             (2)             15
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INCOME BEFORE ACCOUNTING CHANGE                                      24             665             89             749
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                   -               -             (9)              -
-----------------------------------------------------------------------------------------------------------------------
NET INCOME                                                         $ 24           $ 665           $ 80           $ 749
=======================================================================================================================

WEIGHTED-AVERAGE SHARES OF COMMON STOCK OUTSTANDING                 326             326            326             326

BASIC EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                            $ 0.08          $ 2.01         $ 0.29          $ 2.25
DISCONTINUED OPERATIONS                                           (0.01)           0.03          (0.01)           0.05
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                -               -          (0.03)              -
                                                              ------------   -------------   ------------   -------------
TOTAL                                                            $ 0.07          $ 2.04         $ 0.25          $ 2.30
                                                            ============   =============   ============   =============

WEIGHTED-AVERAGE SHARES, INCLUDING
   EFFECT OF DILUTIVE SECURITIES                                    329             329            329             329

DILUTED EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                            $ 0.08          $ 1.99         $ 0.28          $ 2.23
DISCONTINUED OPERATIONS                                           (0.01)           0.03          (0.01)           0.05
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                -               -          (0.03)              -
                                                            ------------   -------------   ------------   -------------
TOTAL                                                            $ 0.07          $ 2.02         $ 0.24          $ 2.28
                                                            ============   =============   ============   =============

DIVIDENDS DECLARED PER COMMON SHARE                                 $ -             $ -            $ -             $ -

EDISON INTERNATIONAL
Financial Overview
June 30, 2003

UNAUDITED
---------
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
------------------------------------------
                                                         Second Quarter       Year-to-Date
                                                         --------------       ------------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $35,192      $34,298       $35,192      $34,298
Common Equity                               $4,600       $4,136        $4,600       $4,136
Revenue*                                    $3,133       $2,824        $5,664       $5,313
Earnings**                                     $24         $665           $80         $749
Earnings Per Share**                         $0.07        $2.04         $0.25        $2.30
Book Value Per Share                        $14.12       $12.69        $14.12       $12.69
*excludes discontinued operations
**includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
---------------------------------------------
                                                         Second Quarter       Year-to-Date
                                                         --------------       ------------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $19,721      $19,363       $19,721      $19,363
Common Equity                               $4,714       $3,999        $4,714       $3,999
Revenue                                     $2,394       $2,133        $4,217       $4,041
Earnings                                      $225         $695          $327         $841
Earnings Per Share                           $0.69        $2.13         $1.00        $2.58

EDISON MISSION ENERGY (Nonutility Power Generation)
---------------------------------------------------
                                                         Second Quarter       Year-to-Date
                                                         --------------       ------------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $11,910      $10,763       $11,910      $10,763
Common Equity*                              $1,591       $1,650        $1,591       $1,650
Revenue**                                     $715         $673        $1,399       $1,209
Earnings (Loss)                              $(167)          $3         $(184)        $(33)
Earnings (Loss) Per Share                   $(0.51)       $0.01        $(0.56)      $(0.10)
*includes discontinued operations in 2002 only
**excludes discontinued operations

EDISON CAPITAL (Capital and Financial Services Provider)
--------------------------------------------------------
                                                         Second Quarter       Year-to-Date
                                                         --------------       ------------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                      $3,517       $3,638        $3,517       $3,638
Common Equity                                 $806         $780          $806         $780
Revenue                                        $22          $14           $44          $45
Earnings                                       $12          $12           $27          $31
Earnings Per Share                           $0.04        $0.04         $0.08        $0.09

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
June 30, 2003

                                                                     QUARTER ENDED JUNE 30, 2003
                                                                           INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           5,811,948           252,614         4.54
AGRICULTURAL                                            270,030           (63,920)      (19.14)
COMMERCIAL                                            8,813,676           220,544         2.57
INDUSTRIAL                                            2,654,953          (248,181)       (8.55)
PUBLIC AUTHORITIES                                    1,466,828           (33,482)       (2.23)
RAILROADS & RAILWAYS                                     15,102               (50)       (0.33)
INTERDEPARTMENTAL                                            85                13        18.06
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        19,032,622           127,538         0.67

RESALE SALES                                          4,012,487         4,011,667            *
                                                ----------------------------------
                                                ----------------------------------
  TOTAL KWH SALES                                    23,045,109         4,139,205        21.89
                                                ==================================

      *over 200%

                                                                    SIX MONTHS ENDED JUNE 30, 2003
                                                                          INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          11,832,324           301,333         2.61
AGRICULTURAL                                            437,277           (83,364)      (16.01)
COMMERCIAL                                           17,168,713           417,991         2.50
INDUSTRIAL                                            5,299,184          (482,225)       (8.34)
PUBLIC AUTHORITIES                                    2,830,405           (75,712)       (2.61)
RAILROADS & RAILWAYS                                     30,475               610         2.04
INTERDEPARTMENTAL                                           162                21        14.89
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        37,598,540            78,654         0.21

RESALE SALES                                          4,633,519         4,632,543            *
                                                ----------------------------------
                                                ----------------------------------
  TOTAL KWH SALES                                    42,232,059         4,711,197        12.56
                                                ==================================

      *over 200%